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                                                                   EXHIBIT 10.29

                  THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT made as of May 22, 1998, by and among UNIMARK FOODS, INC., a Texas corporation which is the "BORROWER", and THE UNIMARK GROUP, INC., a Texas corporation ("GROUP") of which the Borrower is a wholly-owned subsidiary, UNIMARK INTERNATIONAL, INC., a Texas corporation and a wholly-owned subsidiary of Group, and SIMPLY FRESH FRUIT, INC., a California corporation and a wholly-owned subsidiary of Borrower (each of which shall be a "GUARANTOR" hereunder and which collectively shall be "GUARANTORS"); and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND," NEW YORK BRANCH, a Netherlands Cooperative Banking Organization which is the "LENDER".

                                R E C I T A L S:

         A. The Borrower, the Guarantors and the Lender are parties to a Revolving Credit Agreement dated as of February 12, 1997, as amended by that First Amendment to Revolving Credit Agreement ("FIRST AMENDMENT") dated October 7, 1997, and the Second Amendment to Revolving Credit Agreement dated November 14, 1997 ("SECOND AMENDMENT") (collectively, the "CREDIT AGREEMENT"), and the revolving loan now outstanding to Borrower from Lender under such Credit Agreement matures on April 30, 1998;

         B. Group, its Subsidiaries, and Lender, among others, are parties to an Extension Agreement and Waiver of Defaults dated as of April 30, 1998, whereby Lender extended the maturity of the Restated Revolving Note dated as of February 12, 1997 to May 22, 1998, and waived certain defaults existing under the Credit Agreement.

         C. Group and its Subsidiaries, including the Borrower, taken as a whole, have now requested that the Lender renew and extend such revolving loan under the Credit Agreement and also make certain changes in the terms and conditions thereunder; and

         D. The Lender has agreed to renew and extend the revolving loan now outstanding under the Credit Agreement and to make certain changes in the terms and conditions of the Credit Agreement, subject to the terms and conditions hereinafter provided.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. SAME TERMS. All terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, all references in the Loan Documents to the "Agreement" shall mean the Credit Agreement as amended by the First Amendment, the Second Amendment, and by this Third Amendment to Revolving Credit Agreement ("THIRD AMENDMENT"), and as the same shall hereafter be amended from time to time.


THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT - PAGE 1
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         2. AMENDMENTS TO CREDIT AGREEMENT. Effective as of the date above, the following changes shall be made to the Credit Agreement:

                  a. The definition of "Capital Expenditures" shall be added to the Appendix to the Credit Agreement by inserting the following paragraph in verbatim after the definition of "Business Day" and before the definition of "Capital Lease":

                                    "Capital Expenditures" of a Person means
                  expenditures by such Person for assets which will be used in the ordinary course of such Person's business in a year or years subsequent to the year in which the expenditures are made and which are properly classifiable in the Financial Statements of such Person as property, equipment, improvements, fixed assets, or a similar type of capitalized asset in accordance with GAAP, provided that: (i) such term shall include, whether or not such inclusion is in conformity with GAAP: (A) the capitalized portion of each Capital Lease; and (B) expenditures for equipment purchased simultaneously with the trade-in of existing equipment owned by each Person to the extent of the excess of the purchase price of the equipment so purchased over the book value of the equipment hereby traded in; and (ii) such term shall not include, whether or not such exclusion is in conformity with GAAP, expenditures for replacement or restoration of property to the extent reimbursed with insurance or condemnation proceeds.

                  b. The definition of "Default Rate" in the Appendix to the Credit Agreement shall be deleted and the following paragraph containing the new definition of "Default Rate" in the Appendix is substituted in verbatim therefor:

                                    "Default Rate" means the lesser of: (i) the
                  Highest Lawful Rate; or (ii) the sum of the Base Rate from time to time plus three percent (3%) per annum and thereafter the Highest Lawful Rate.

                  c. The definition of "EBITDA" shall be added to the Appendix to the Credit Agreement by inserting the following paragraph in verbatim after the definition of "Dollar" and before the definition of "Eligible Accounts":

                                    "EBITDA" means for any period an amount
                  equal to the remainder of: (i) the sum of: (A) Net Income for such period; plus (B) the aggregate amount in respect of Interest Expense, depreciation, amortization, and other non-cash charges which in accordance with GAAP were deducted in determining Net Income for such period; plus (C) charges for federal, state, local, and foreign income taxes for such period; plus (D) any extraordinary losses which were deducted in calculating Net Income; minus (ii) any extraordinary gains which were included in calculating Net Income.


THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT - PAGE 2
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                  d. The definition of "Expiration Date" in the Appendix to the
         Credit Agreement is hereby deleted and the following paragraph containing the new definition of "Expiration Date" in the Appendix is substituted in verbatim therefor:

                                    "Expiration Date" means January 1, 1999 or
                  any other date on which the Commitment terminates pursuant to the terms hereof.

                  e. The definition of "Fixed Charges" shall be added to the Appendix to the Credit Agreement by inserting the following paragraph in verbatim after the definition of "Financial Statements" and before the definition of "Foreign Benefit Law":

                                    "Fixed Charges" for any period means the sum
                  of the following amounts for such period: (i) Interest Expense; plus (ii) scheduled payments of principal of Debt (including the principal component of Capital Lease obligations); plus (iii) dividends paid on any class of capital stock of such Person.

                  f. The definition of "Interest Expense" shall be added to the Appendix to the Credit Agreement by inserting the following paragraph in verbatim after the definition of "Intangible Assets" and before the definition of "Interest Rate Option":

                                    "Interest Expense" means for any period: (i)
                  the sum of: (a) aggregate interest expense for such period determined in accordance with GAAP, in any event including all bank fees, discounts, commissions, discounts, and other fees and charges owed with respect to letters of credit and banker's acceptances and net costs under interest rate protection agreements and the portion of any obligation allocable to interest expense under a Capital Lease; plus (b) interest expense of the type described in clause (a) above capitalized during such period (but excluding amortization of discount interest paid in property other than cash or any other interest expense not payable in cash); minus (ii) any net payments received under interest rate protection agreements.

                  g. The definitions of "Net Income" and "Non-Cash Items" shall be added to the Appendix to the Credit Agreement by inserting the following paragraphs in verbatim after the definition of "Multiemployer Plan" and before the definition of "Notes":

                                    "Net Income" means of a Person means such
                  Person's net earnings (after income taxes) determined in accordance with GAAP but excluding: (i) any gain or loss arising from the sale of capital assets; (ii) any gain arising from any write-up of assets; (iii) earnings of any entity, substantially all of the assets of which have been acquired by such Person in any manner, to the extent that such earnings were realized by such entity prior to the date of such acquisition; (iv) earnings of any entity which has become a Subsidiary of such Person to the extent such earnings were realized prior to



THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT - PAGE 3
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                  the date such entity became such a Subsidiary; (v) net
                  earnings of any entity in which such Person has an ownership interest (unless such interest is greater than 50%), unless such earnings have actually been received by such Person in the form of cash distributions, and in the case of an ownership interest greater than 50%, net earnings properly allocable to minority interests; (vi) earnings of any entity to which substantially all of the assets of such Person have been sold, transferred, or disposed of, or into which such Person has merged, to the extent that such earnings arise prior to the date of such transaction; and (vii) any gain arising from the acquisition of any securities of such Person.

                                    "Non-Cash Items" means a Person's
                  depreciation, amortization and other non-cash items for any period which in accordance with GAAP were deducted in determining Net Income for such period.

                  h. The definition of "Revolving Note" in the Appendix to the Credit Agreement is deleted and the following paragraph containing a new definition of "Revolving Note" which includes the Renewal Revolving Note of even date herewith shall be substituted in verbatim therefor:

                                    "Revolving Note" means the completed and
                  executed Renewal Revolving Note payable to the Lender in the form attached hereto as Exhibit 2.2B. and any renewals, extensions, rearrangements or restatements thereof and any substitutions or replacements therefor.

                  i. In Section 2.4(a)(i), the reference to the Margin for Base Rate Tranches which is 0.00% shall be 1.00% and Section 2.4(a)(i) shall now read in verbatim as follows:

                                    (i) For the Base Rate Tranche, a fluctuating
                  rate per annum equal to the sum of the Base Rate plus the appropriate Margin determined as follows:

                                      Period                  Margin

                                      Daily                   1.00%

                  j. In Section 2.4(a)(ii), the reference to the Margin for LIBOR Tranches which is 1.75% shall now be 2.75% and Section 2.4(a)(ii) shall now read in verbatim as follows:

                                    (ii) for LIBOR Tranches, a rate equal to the
                  sum of the LIBOR Rate plus the appropriate percentage determined as follows:

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT - PAGE 4
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                                    Period                         Margin

                           30, 60, 90 & 180 days                    2.75%

                  k. In Section 2.4(a)(iii) the reference to the Margin for Federal Funds Tranches which is now 1.75% shall be 2.75% and Section 2.4(a)(iii) shall now read in verbatim as follows:

                                    (iii) for Federal Funds Tranches, a rate
                  equal to the sum of the Federal Funds Rate plus the appropriate percentage determined as follows:

                                    Period                          Margin

                           For any period which ends                 2.75%
                           no later than the last Business
                           Day occurring before the
                           Expiration Date.

                  l. To require Borrower to provide Lender a listing of all aged accounts receivable and accounts payable, Section 5.9(b) shall be amended and restated and shall now read in verbatim as follows:

                                    (b) The Borrower will deliver or cause to be
                  delivered to Lender as soon as available and in any event within fifteen (15) days after the last day of each accounting month in each fiscal year, unless requested more frequently by Lender, a Borrowing Base Certificate substantially in the form of Exhibit 5.9(b) executed by the Chief Financial Officer of Borrower on behalf of himself and as authorized agent for each of the Obligated Parties including information as at the end of such month; and (ii) a monthly listing of all aged accounts receivable and accounts payable of Borrower.

                  m. To require Group to inform Lender as to the status of the progress of Group and its Subsidiaries, taken as a whole, in achieving the planned restructuring of Group and its Subsidiaries, Section 5.9(d) shall be added and shall read in verbatim as follows:

                                    (d) Group will deliver or cause to be
                  delivered to Lender within ten (10) days after the end of each calendar month a written status report certified and executed by the Chief Executive Officer of Group as to the progress in accomplishing the planned restructuring of Group and its Subsidiaries, taken as a whole.

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT - PAGE 5
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                  n. The internally prepared unaudited individual Financial
         Statements shall now be certified by the Chief Financial Officer of Group, and therefore, Section 5.9(a)(i) shall be amended and restated and shall now read in verbatim as follows:

                                    (i) as soon as practicable, and in any event
                  within thirty (30) days after the end of each accounting month in each fiscal year, internally prepared unaudited individual Financial Statements of each of Borrower, Group and the other Obligated Parties from the beginning of the current fiscal year to the end of such month as at the end of such period, certified by the Chief Financial Officer of Group;

                  o. To require Group to provide to Lender a budget of Group and its Subsidiaries on a consolidated basis for each fiscal year beginning with the 1998 fiscal year budget, Section 5.9(e) shall be amended and restated and shall read in verbatim as follows:

                                    (e) Group shall prepare and deliver or have
                  delivered to Lender a fiscal year budget for the current fiscal year for Group and each of its Subsidiaries on a consolidated basis, consisting of monthly balance sheets, income statements, and statements of cash flow (excluding the effects of intercompany transactions), as soon as available but by no later than April 30, 1998 for fiscal year 1998, and thereafter within ninety (90) days of the end of each fiscal year.

                  p. To restrict the Obligated Parties from at any time to time acquiring any other Person, Section 6.3 shall be amended and restated and shall now read in verbatim as follows:

                                    6.3 LIQUIDATION, MERGER, CONSOLIDATION,
                  ACQUISITION. No Obligated Party will wind up, liquidate, or dissolve, or be a party to any merger or consolidation or any partnership, nor purchase or otherwise acquire all or substantially all of the assets of any Person or any shares of stock of, or similar interest in, any Person, or change or modify its existing structure."

                  q. Section 6.12 shall be amended and restated and shall read in verbatim as follows:

                                    6.12 MANAGEMENT CHANGES. Group will not fail
                  to maintain Rafael Vaquero Bazan as Chief Executive Officer of Group, except in the instances of death or incapacity, in which instances the substitute or replacement for Rafael Vaquero Bazan will be satisfactory to Lender.

                  r. To restrict Group or any Subsidiary of Group from incurring any Debt from any party other than Lender, Section 6.14 shall be added and shall read in verbatim as follows:


THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT - PAGE 6
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                                    6.14 DEBT LIMITATIONS. None of the Group or
                  any of its Subsidiaries will individually or collectively create, incur, assume, permit to exist or become liable for any Debt, or advances or deposits from customers, except: (a) the borrowings contemplated by this Agreement; (b) in connection with Debt incurred prior to the date hereof in connection with the Permitted Liens; (c) accounts payable (other than for money borrowed) incurred in the ordinary course of business and which mature on or before the date ninety (90) days after the date incurred; (d) Debt incurred directly to finance Capital Expenditures authorized under this Agreement; provided, however, that any debt or other form of financing of any nature obtained by any of Group or any of its Subsidiaries for the development of 3,500 hectares of lemon groves in the State of Tamaulipas, Mexico, which are to be developed by Group or its Subsidiaries in accordance with Group's 1998 fiscal year budget at a capital expenditure cost of $7,671,000 pursuant to a production and processing agreement with Coca-Cola (the "Lemon Project"), must be satisfactory in all respects to Lender; and (e) that indebtedness listed on Exhibit 4.25 (which includes any indebtedness in existence on May 1, 1998) and renewals or extensions of same (but no increases of any of same).

                  s. Section 7.1 shall be wholly replaced in verbatim by the following:

                                    7.1 MINIMUM TANGIBLE NET WORTH. Group and
                  its Subsidiaries will maintain a Tangible Net Worth on a consolidated basis at all times of not less than $28,000,000.

                  t. Section 7.2 shall be wholly replaced in verbatim by the following:

                                    7.2 CURRENT RATIO. The ratio of the Current
                  Assets of Group and its Subsidiaries on a consolidated basis to the Current Liabilities of Group and its Subsidiaries on a consolidated basis shall be not less than 1.25 to 1.0 at any time to time.

                  u. Section 7.3 shall be wholly replaced in verbatim by the following:

                                    7.3 MAXIMUM LEVERAGE. The ratio of the Debt
                  of the Group and its Subsidiaries on a consolidated basis to Tangible Net Worth of the Group and its Subsidiaries on a consolidated basis shall not be greater than 1.85 to 1.0 at any time to time.

                  v. Section 7.4 shall be added and shall read in verbatim as follows:

                                    7.4 FIXED CHARGE COVERAGE RATIO. The ratio
                  of EBITDA to Fixed Charges of Group and its Subsidiaries on a consolidated basis shall be no less than 1.0-to-1.0: (i) on the last day of the period beginning January 1, 1998 to and including June 30, 1998; (ii) on the last day of the period

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT - PAGE 7
                  beginning January 1, 1998 to and including September 30, 1998;
                  (iii) on the last day of the period beginning January 1, 1998 to and including December 31, 1998; and (iv) thereafter, on each of every March 31, June 30, September 30, and December 31 (separately, the "LAST DAY OF THE QUARTER") for the preceding twelve (12) month period ending on each Last Day of the Quarter.

                  w. To restrict Group and its Subsidiaries on a consolidated basis from making capital expenditures in excess of the amounts set forth in the fiscal year budgets of Group and its Subsidiaries to be provided Lender hereunder, Section 7.5 shall be added and shall read in verbatim as follows:

                                    7.5 CAPITAL EXPENDITURES. Group and its
                  Subsidiaries on a consolidated basis will not make any Capital Expenditures in excess of $2,720,000 in the aggregate, excluding any capital expenditures on the Lemon Project, plus amounts properly charged to depreciation and amortization on the books of Group and its Subsidiaries on a consolidated basis for the immediately preceding fiscal year, during any fiscal year ending after the date hereof.

                  x. Exhibit 2.2A, Form of Restated Revolving Note, shall be wholly replaced by Exhibit 2.2B, Form of Renewal Revolving Note, which is attached hereto as Exhibit 2.2B and incorporated herein by reference.

         3. CERTAIN REPRESENTATIONS. Each Obligated Party, jointly and severally, represents and warrants that, as of the date hereof:

                  a. the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as made on and as of such date;

                  b. no event has occurred and is continuing which constitutes a Default or an Event of Default;

                  c. the Borrower and each of the Guarantors have full power and authority to execute this Third Amendment and this Third Amendment constitutes the legal, valid and binding obligation of the Borrower and each of the Guarantors enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally;

                  d. no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by the Borrower or any of the Guarantors of this Third Amendment; and


THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT - PAGE 8
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                  e. there shall have occurred no change, in the aggregate, in the financial condition of an Obligated Party or of Group or of any Subsidiary of Group or any other Person, who is a party to any of the Loan Documents from the facts represented in any such Loan Document, including this Amendment, which would have a Material Adverse Effect on an Obligated Party or on Group or any Subsidiary of Group or on the Group and its Subsidiaries, taken as a whole.

         4. GUARANTORS' ACKNOWLEDGMENT. By signing below, each of the
Guarantors: (i) acknowledges and consents to the execution, delivery and performance of this Third Amendment; (ii) agrees that its obligations in respect of its Guaranty are not released, modified, impaired or affected in any manner by this Third Amendment or any of the provisions contemplated herein; and (iii) acknowledges that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

         5. CONDITIONS OF EFFECTIVENESS. This Third Amendment shall be effective as of the date and year first above written, subject to the following:

                  a. The Lender shall have received this Third Amendment executed by Borrower and each Guarantor;

                  b. The Lender shall have received the Renewal Revolving Note executed by Borrower, such Renewal Revolving Note to be in renewal and extension of the unpaid principal balance of the Restated Revolving Note dated as of February 12, 1997;

                  c. The Borrower shall have duly executed and delivered to Lender a Restated Borrowing Base Report in the form of Exhibit 5.9(b)A to the Credit Agreement;

                  d. The Lender shall have received certificates of incumbency and containing specimen signatures of all officers of each Obligated Party who will be authorized to execute or attest to any of the documents contemplated hereby on behalf of each Obligated Party executed by the President and by the Secretary of each Obligated Party on the date hereof, and such certification may be conclusively relied upon by the Lender until the Lender receives notice in writing from each Obligated Party to the contrary and providing a substitute certificate conforming to the requirements hereof;

                  e. The Lender shall have received copies of resolutions of each Obligated Party approving the execution, delivery, and performance of each Loan Document to which it is a party and authorizing all transactions contemplated in or in connection with this Agreement and the other Loan Documents duly adopted by its Board of Directors, accompanied by a certificate signed by the Secretary of the approving entity certifying that such copies are true and correct copies of resolutions duly adopted at a meeting of the Board of Directors and that such resolutions have not been amended, modified, or revoked in any respect and are in full force and effect on the date hereof;


THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT - PAGE 9

                  f. All of the conditions precedent set forth in Section 3.2, Additional Conditions, of the Credit Agreement shall be satisfied;

                  g. The Lender shall have received an opinion of Jordaan, Howard & Pennington, PLLC, counsel for each Obligated Party, dated the date hereof, in form and substance satisfactory to the Lender and covering such matters as the Lender or counsel to the Lender may request, which opinion each Obligated Party hereby directs counsel to deliver; and

                  h. The Lender shall have received such other documents, opinions, certifications, consents, waivers, agreements, and evidence as the Lender may reasonably request.

         6. LIMITATION ON AGREEMENTS. The modifications set forth herein are limited precisely as written and shall not be deemed: (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Credit Agreement or any of the other Loan Documents; or (b) to prejudice any right or rights which the Lender now has or may have in the future under or in connection with the Credit Agreement and the other Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. This Third Amendment shall constitute a Loan Document for all purposes. The Credit Agreement, as amended by this Third Amendment and all other Loan Documents executed in connection therewith shall remain in full force and effect and are each hereby ratified and confirmed.

         7. COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto and with respect to advising the Lender as to its rights and responsibilities under the Revolving Credit Agreement, as amended by this Third Amendment).

         8. EXECUTION IN COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         9. ENTIRETY, ETC. This instrument together with all of the other Loan Documents embodies the entire agreement between the parties. THIS AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT - PAGE 10

         IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Revolving Credit Agreement to be effective as of the date and year first above written.

                                     BORROWER AND OBLIGATED PARTY:

                                     UNIMARK FOODS, INC.



                                     By:
                                        -------------------------------------

                                     Name:
                                          -----------------------------------

                                     Title:
                                           ----------------------------------

                                     Notice Address:
                                     124 McMakin Road
                                     Bartonville, Texas  76226
                                     (817) 491-2992

                                     OTHER OBLIGATED PARTIES:

                                     THE UNIMARK GROUP, INC.


                                     By:
                                        -------------------------------------

                                     Name:
                                          -----------------------------------

                                     Title:
                                           ----------------------------------


                                     UNIMARK INTERNATIONAL, INC.



                                     By:
                                        -------------------------------------

                                     Name:
                                          -----------------------------------

                                     Title:
                                           ----------------------------------


THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT - PAGE 11

                                     SIMPLY FRESH FRUIT, INC.


                                     By:
                                        -------------------------------------

                                     Name:
                                          -----------------------------------

                                     Title:
                                           ----------------------------------


                                     LENDER:

                                     COOPERATIEVE CENTRALE
                                     RAIFFEISENBOERENLEENBANK B.A., "RABOBANK
                                     NEDERLAND," NEW YORK BRANCH, a Netherlands
                                     Cooperative Banking Organization


                                     By:
                                        -------------------------------------

                                     Name:
                                          -----------------------------------

                                     Title:
                                           ----------------------------------



                                     By:
                                        -------------------------------------

                                     Name:
                                          -----------------------------------

                                     Title:
                                           ----------------------------------

                                     NOTICE ADDRESS:

                                     245 Park Avenue
                                     New York, New York  10167
                                     Attention: Corporate Services

                                     cc:      Rabobank Nederland
                                              13355 Noel Road
                                              One Galleria Tower, Suite 1000
                                              Dallas, Texas  75240
                                              Attention: Gordon E. Arnold

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT - PAGE 12